Exhibit 21.1

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO PROPERTIES, L.P.

LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
APARTMENT INVESTMENT AND MANAGEMENT COMPANY	MD
AIMCO-GP, INC.	DE
AIMCO-LP TRUST	DE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY and AIMCO PROPERTIES, L.P.
AIMCO PROPERTIES, L.P.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
1001 BB DRIVE, LLC	DE
1001 BRICKELL BAY DRIVE, LLC	DE
AF HOTEL PARCEL LESSEE, LLC	DE
AF HOTEL PARCEL LESSOR, LLC	DE
AF HOTEL PARCEL OPPORTUNITY FUND, LP	DE
AF HOTEL PARCEL OPPORTUNITY ZONE BUSINESS, LP	DE
AIC REIT PROPERTIES LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 159 FIRST STREET, LLC	DE
AIMCO 173 EAST 90TH STREET, LLC	DE
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 21 FITZSIMONS LICENSE, LLC	DE
AIMCO 21 FITZSIMONS, LLC	DE
AIMCO 234 EAST 88TH ST, LLC	DE
AIMCO 237 NINTH AVENUE, LLC	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
AIMCO 270 THIRD STREET, LLC	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO 3131 WALNUT STREET MEMBER I, LLC	DE
AIMCO 3131 WALNUT STREET MEMBER II, LLC	DE
AIMCO 3131 WALNUT STREET, LLC	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO 50 ROGERS STREET, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
AIMCO 518 EAST 88TH ST, LLC	DE
AIMCO 777 SOUTH BROAD MEMBER, LLC	DE
AIMCO 777 SOUTH BROAD, LLC	DE
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO AVERY ROW, LLC	DE
AIMCO BALAYE APARTMENTS I, LLC	DE
AIMCO BENT TREE, LLC	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BRIAR RIDGE GP, LLC	DE
AIMCO BRIAR RIDGE, L.P.	DE
AIMCO BROADWAY LOFTS GP, LLC	DE
AIMCO BROADWAY LOFTS, L.P.	DE
ENTITY NAME	STATE CODE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS, L.P.	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, INC.	DE
AIMCO CALHOUN, L.L.C.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CANYON TERRACE, L.P.	DE
AIMCO CHANTILLY GP, LLC	DE
AIMCO CHESTNUT HALL GP, LLC	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIMCO CLEARING ACCOUNT, LLC	DE
AIMCO COLUMBUS AVE., LLC	DE
AIMCO EASTPOINTE, LLC	DE
AIMCO ELM CREEK TOWNHOMES TWO, LLC	DE
AIMCO ELM CREEK, L.P.	DE
AIMCO ESPLANADE AVENUE APARTMENTS, LLC	DE
AIMCO FITZSIMONS 3A LESSEE, LLC	DE
AIMCO FITZSIMONS 3A LESSOR, LLC	DE
AIMCO FITZSIMONS 3A, LLC	DE
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FOXCHASE GP, LLC	DE
AIMCO FOXCHASE, L.P.	DE
AIMCO FRAMINGHAM, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO HILLMEADE, LLC	DE
AIMCO HOLDINGS I, LLC	DE
AIMCO HOLDINGS II, LLC	DE
AIMCO HOLDINGS QRS, INC.	DE
AIMCO HOLDINGS, L.P.	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO HYDE PARK TOWER, L.L.C.	DE
AIMCO INDIGO GP, LLC	DE
AIMCO INDIGO, L.P.	DE
AIMCO IPLP, L.P.	DE
AIMCO LA QRS, INC.	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
AIMCO LOCUST ON THE PARK MEMBER I, LLC	DE
AIMCO LOCUST ON THE PARK MEMBER II, LLC	DE
AIMCO LOCUST ON THE PARK, LLC	DE
AIMCO LP LA, LP	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MALIBU CANYON, LLC	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO MEZZO, LLC	DE
AIMCO MILAN, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
ENTITY NAME	STATE CODE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO N.P. LOFTS, L.P.	DE
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO ONE ARDMORE PLACE MEMBER I, LLC	DE
AIMCO ONE ARDMORE PLACE MEMBER II, LLC	DE
AIMCO ONE ARDMORE PLACE, LLC	DE
AIMCO ONE CANAL, LLC	DE
AIMCO OPPORTUNITY FUND 3A, LP	DE
AIMCO OPPORTUNITY ZONE 3A BUSINESS, LP	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PACIFICA PARK, L.P.	DE
AIMCO PALAZZO ACQUISITION, LLC	DE
AIMCO PARK AND 12TH, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK LA BREA, INC.	MD
AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.	DE
AIMCO PLEASANT STREET, LLC	DE
AIMCO PROPERTIES FINANCE CORP.	DE
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO PROPERTIES, LLC	DE
AIMCO PROSPECT 400 GP, LLC	DE
AIMCO PROSPECT 400, L.P.	DE
AIMCO QRS GP, LLC	DE
AIMCO RIVER CLUB, LLC	DE
AIMCO ROBIN DRIVE GP, LLC	DE
AIMCO ROBIN DRIVE, L.P.	DE
AIMCO ROYAL CREST - NASHUA, L.L.C.	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO SELECT PROPERTIES, L.P.	DE
AIMCO SERVICE COMPANY, LLC	DE
AIMCO SOUTHSTAR LOFTS MEMBER I, LLC	DE
AIMCO SOUTHSTAR LOFTS MEMBER II, LLC	DE
AIMCO SOUTHSTAR LOFTS, LLC	DE
AIMCO SUBSIDIARY REIT I, LLC	DE
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIMCO TREMONT, LLC	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO VENEZIA, LLC	DE
AIMCO VILLA DEL SOL, L.P.	DE
AIMCO WARWICK, L.L.C.	DE
AIMCO WATERWAYS VILLAGE, LLC	DE
AIMCO WAVERLY, LLC	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE

ENTITY NAME	STATE CODE
AIMCO WEXFORD VILLAGE, L.L.C.	DE
AIMCO YACHT CLUB AT BRICKELL, LLC	DE
AIMCO YORKTOWN, L.P.	DE
AIMCO/BETHESDA EMPLOYEE, L.L.C.	DE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
AIMCO/IPT, INC.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/NASHUA, L.L.C.	DE
AIMCO/NHP PROPERTIES, INC.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/RAVENSWORTH ASSOCIATES GP, LLC	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO/SWAP, L.L.C.	DE
AIMCO/WESTRIDGE, L.L.C.	DE
AMBASSADOR APARTMENTS, L.P.	DE
AMBASSADOR IX, INC.	DE
AMBASSADOR IX, L.P.	DE
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
BRICKELL BAY TOWER LTD	BS
BRICKELL BAY TOWER SPE, LLC	DE
BRICKELL BAY TOWER, INC.	DE
BROAD RIVER PROPERTIES, L.L.C.	DE
BROOKWOOD LIMITED PARTNERSHIP	IL
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CCIP PLANTATION GARDENS, L.L.C.	DE
CCIP STERLING, L.L.C.	DE
CCIP STERLING, L.P.	PA
CEDAR RIM APARTMENTS, LLC	DE
CENTURY PROPERTIES FUND XVII, LP SERIES A	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP	IL
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP SERIES A	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP SERIES A	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
CPF CREEKSIDE, LLC	DE
CRC CONGRESS REALTY CORP.	MA
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA

ENTITY NAME	STATE CODE
FOX REALTY INVESTORS	CA
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GP-OP PROPERTY MANAGEMENT, LLC	DE
HC/OAC, L.L.C.	MD
HERITAGE PARK INVESTORS, INC.	CA
HUNT CLUB PARTNERS, L.L.C.	MD
IPLP ACQUISITION I LLC	DE
ISTC CORPORATION	DE
JAMES-OXFORD LIMITED PARTNERSHIP	MD
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE
LA CRESCENT GARDENS QRS INC.	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LP	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LP	DE
LA MALIBU CANYON QRS INC.	DE
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL, INC.	DE
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MONROE CORPORATION	MD
MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS	DC

ENTITY NAME	STATE CODE
NHP A&R SERVICES, LLC	VA
NHP PARTNERS TWO LIMITED PARTNERSHIP	DE
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN-GP, INC.	DE
NP BANK LOFTS ASSOCIATES, L.P.	CO
NPI EQUITY INVESTMENTS II, INC.	FL
OAC INVESTMENT, INC.	MD
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAMCO VII, L.L.C.	DE
OAMCO XI, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OAMCO XXIII, L.L.C.	DE
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP	MD
OXFORD ASSOCIATES '85 LIMITED PARTNERSHIP	MD
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION III	DE
OXFORD HOLDING CORPORATION	MD
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP, INC.	MD
PARK LA BREA ACQUISITION, LLC	DE
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES, LLC	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RESCORP DEVELOPMENT, INC.	IL
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
ROYAL CREST ESTATES (MARLBORO), L.L.C.	DE
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
ST. GEORGE VILLAS LIMITED PARTNERSHIP	SC
THE NATIONAL HOUSING PARTNERSHIP	DC
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
WATERFORD VILLAGE, L.L.C.	DE
WATERS LANDING PARTNERS, L.L.C.	MD
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
WILLIAMSBURG LIMITED PARTNERSHIP	IL

ENTITY NAME	STATE CODE
WL/OAC, L.L.C.	MD
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD